Provisions	6 Months Ended
Jun. 30, 2018
Provisions.
Provisions

10.   Provisions

a)    Provisions for Pensions and other post-retirements obligations and Other long term employee benefits

The variation experienced by the balance of the Pensions and other post-retirements obligations and other long term employee benefits from December 31, 2017 to June 30, 2018, is mainly due to lower actuarial losses in the semester as a result of changes in actuarial assumptions (Note 11.c).

b)    Provisions for taxes and other legal contingencies and Other provisions

Set forth below is the detail, by type of provision, of the balances at June 30, 2018 and at December 31, 2017 of Provisions for taxes and other legal contingencies and Other provisions. The types of provision were determined by grouping together items of a similar nature:

	Millions of euros
	06-30-2018	12-31-2017

Provisions for taxes	870	1,006
Provisions for employment-related proceedings (Brazil)	863	868
Provisions for other legal proceedings	1,351	1,307
Provision for customer remediation	716	885
Regulatory framework-related provisions	108	101
Provision for restructuring	556	360
Other	1,449	1,314
	5,913	5,841

Relevant information is set forth below in relation to each type of provision shown in the preceding table.

The provisions for taxes include provisions for tax-related proceedings.

The provisions for employment-related proceedings (Brazil) relate to claims filed by trade unions, associations, the prosecutor's office and ex-employees claiming employment rights to which, in their view, they are entitled, particularly the payment of overtime and other employment rights, including litigation concerning retirement benefits. The number and nature of these proceedings, which are common for banks in Brazil, justify the classification of these provisions in a separate category or as a separate type from the rest. The Group calculates the provisions associated with these claims in accordance with past experience of payments made in relation to claims for similar items. When claims do not fall within these categories, a case-by-case assessment is performed and the amount of the provision is calculated in accordance with the status of each proceeding and the risk assessment carried out by the legal advisers.

The provisions for other legal proceedings include provisions for court, arbitration or administrative proceedings (other than those included in other categories or types of provisions disclosed separately) brought against Santander Group companies.

The provisions for customer remediation include the estimated cost of payments to remedy errors relating to the sale of certain products in the UK and the estimated cost of the Banco Popular floor clauses. To calculate the provision for customer remediation, the best estimate of the provision made by management is used, which is based on the estimated number of claims to be received and, of these, the number that will be accepted, as well as the estimated average payment per case.

The regulatory framework-related provisions include mainly the provisions for the extraordinary contribution to FSCS (Financial Services Compensation Scheme) and the Bank Levy in the UK, and those relating to Banking Tax in Poland.

The provisions for restructuring include only the direct costs arising from restructuring processes carried out by the various Group companies.

Qualitative information on the main litigation is provided in Note 10.c.

Our general policy is to record provisions for tax and legal proceedings in which we assess the chances of loss to be probable and we do not record provisions when the chances of loss are possible or remote. We determine the amounts to be provided for as our best estimate of the expenditure required to settle the corresponding claim based, among other factors, on a case-by-case analysis of the facts and the legal opinion of internal and external counsel or by considering the historical average amount of the loss incurred in claims of the same nature. The definitive date of the outflow of resources embodying economic benefits for the Group depends on each obligation. In certain cases, the obligations do not have a fixed settlement term and, in others, they depend on legal proceedings in progress.

The main changes in provisions for taxes and other legal contingencies and other provisions are disclose in note 10.b. With regard to Brazil, the main charges to profit or loss in the period ended June 30, 2018 were EUR 113 million due to civil contingencies and EUR 206 million arising from employment related claims. This increase was offset partially by the use of available provisions of which EUR 144 million were related to payments of employment-related claims and EUR 83 million due to civil contingencies. With regard with United Kingdom, EUR 16 million due to customer remediation are released, and EUR 64 million are used due to customer remediation. In terms of regulatory framework, EUR 4 million are released, which is offset by the use of EUR 42 million in the semester (Bank Levy and FSCS). In addition, EUR 47 million derived from the regulatory framework and paid in the semester in Poland have been provisioned. An amount of EUR 79 million have been used to compensate customers derived from floor clauses from Banco Popular.

Additionally, a further provision of EUR 236 million was registered in Spain for restructuring process. This increase was partially compensated by the use of EUR 120 million.

c)    Litigation and other matters

i. Tax-related litigation

At June 30, 2018 the main tax-related proceedings concerning the Group were as follows:

-      Legal actions filed by Banco Santander (Brasil) S.A. and certain Group companies in Brazil challenging the increase in the rate of Brazilian social contribution tax on net income from 9% to 15% stipulated by Interim Measure 413/2008, ratified by Law 11,727/2008, a provision having been recognized for the amount of the estimated loss.

-      Legal actions filed by Banco Santander, S.A. (currently Banco Santander (Brasil) S.A.) and other Group entities claiming their right to pay the Brazilian PIS and COFINS social contributions only on the income from the provision of services. In the case of Banco Santander, S.A., the legal action was declared unwarranted and an appeal was filed at the Federal Regional Court. In September 2007, the Federal Regional Court found in favor of Banco Santander, S.A., but the Brazilian authorities appealed the judgment to the Federal Supreme Court. On April 23, 2015, the Federal Supreme Court issued a decision granting leave for the extraordinary appeal filed by the Brazilian authorities with regard to the PIS contribution to proceed and dismiss the extraordinary appeal lodged by the Brazilian Public Prosecutor’s Office in relation to the COFINS contribution. The Federal Supreme Court has not yet handed down its decision on the PIS contribution, and with regard to the COFINS contribution, on May 28, 2015, the Federal Supreme Court in a plenary session unanimously rejected the extraordinary appeal filed by the Brazilian Public Prosecutor’s Office, as well as the petition for clarification (“embargos de declaraçao”) subsequently filed by the Brazilian Public Prosecutor’s Office, which on September 3, 2015 admitted that no further appeals may be filed. In the case of Banco ABN AMRO Real, S.A. (currently Banco Santander (Brasil) S.A.), in March 2007, the court found in its favor, but the Brazilian authorities appealed the judgment to the Federal Regional Court, which handed down a decision partly upholding the appeal in September 2009. Banco Santander (Brasil) S.A. filed an appeal at the Federal Supreme Court. Law 12,865/2013 established a program of payments or deferrals of certain tax and social security debts, under which any entities that availed themselves of the program and withdrew the legal actions brought by them were exempted from paying late-payment interest. In November 2013, Banco Santander (Brasil) S.A. partially availed itself of this program but only with respect to the legal actions brought by the former Banco ABN AMRO Real, S.A. in relation to the period from September 2006 to April 2009, and with respect to other minor actions brought by other entities in its Group. However, the legal actions brought by Banco Santander, S.A. and those of Banco ABN AMRO Real, S.A. relating to the periods prior to September 2006, for which a provision for the estimated loss was recognized, still persist.

-      Banco Santander (Brasil) S.A. and other Group companies in Brazil have appealed the assessments issued by the Brazilian tax authorities questioning the deduction of loan losses in their income tax returns (IRPJ and CSLL) on the grounds that the relevant requirements under the applicable legislation were not met. No provision was recognized in connection with the amount considered to be a contingent liability. In August 2017, the Bank and other entities of the Group have adhered to the program of fractioning and payment of tax debts provided for in Provisional Measure 783/2017 in relation to different administrative processes during the years 1999 to 2005.

-      Banco Santander (Brasil) S.A. and other Group companies in Brazil are involved in administrative and legal proceedings against several municipalities that have demanded payment of Service Tax on certain items of income from transactions not classified as provisions of services. No provision was recognized in connection with the amount considered to be a contingent liability.

-      In addition, Banco Santander (Brasil) S.A. and other Group companies in Brazil are involved in administrative and legal proceedings against the tax authorities in connection with the taxation for social security purposes of certain items which are not considered to be employee remuneration. A provision was recognized in connection with the amount of the estimated loss.

-      In December 2008, the Brazilian tax authorities issued an infringement notice against Banco Santander (Brasil) S.A. in relation to income tax (IRPJ and CSLL) for the period between 2002 to 2004. The tax authorities took the view that Banco Santander (Brasil) S.A. did not meet the necessary legal requirements to be able to deduct the goodwill arising on the acquisition of Banco Santander Banespa, S.A. (currently Banco Santander (Brasil) S.A.). Banco Santander (Brasil) S.A. filed an appeal against the infringement notice at Conselho Administrativo de Recursos Fiscais (the Brazilian Tax Appeal Administrative Council, CARF), which on October 21, 2011 unanimously decided to render the infringement notice null and void. The tax authorities appealed this decision to a higher administrative level. On May 11, 2017, the Superior Chamber of Tax Appeals of the Administrative Council of Tax Appeals, in a split decision, reverted the previous unanimous decision reached by the Brazilian Tax Appeal Administrative Council and issued a judgment in favor of the Brazilian taxing authorities. This decision has been subject to clarification action which has been dismissed, as such, the decision has been appealed. However, the processing of this appeal has been delayed as a result of the estimation of a popular action that has resulted in the annulment of the CARF decision of October 21, 2011, and this body must issue a new resolution on these years. In June 2010 the Brazilian tax authorities issued infringement notices in relation to this same matter for the period between 2005 and 2007. Banco Santander (Brasil) S.A. filed an appeal against these procedures at CARF, which was partially upheld on October 8, 2013. This decision has been appealed. On July 4, 2017 and November 8, 2017, the CARF ruled in favor of the Brazilian taxing authorities with regards to the annual periods for the years ended 2005, 2006 and 2007, given that these rulings are subject to a clarification action and subsequent appeal before the courts. In relation to year 2007, an appeal was also filed challenging the voting process of the decision, and the recession of the procedure related to this year was agreed. In December 2013, the Brazilian tax authorities issued the infringement notice relating to 2008, the last year for amortization of the goodwill. Banco Santander (Brasil) S.A. appealed this infringement notice and the court found in its favor. The Brazilian tax authorities appealed this decision to CARF. Based on the advice of its external legal counsel, the Group considers that the stance taken by the Brazilian tax authorities is incorrect and that there are sound defense arguments to appeal against the infringement notices. Accordingly, the risk of incurring a loss is remote. Consequently, no provisions were recognized in connection with these proceedings because this matter should not affect the interim financial statements.

-      In May 2003 the Brazilian tax authorities issued separate infringement notices against Santander Distribuidora de Títulos e Valores Mobiliarios Ltda. (DTVM, currently Produban Serviços de Informática S.A.) and Banco Santander (Brasil) S.A. (currently Banco Santander (Brasil) S.A.) in relation to the Provisional Tax on Financial Movements (CPMF) with respect to certain transactions carried out by DTVM in the management of its customers’ funds and for the clearing services provided by Banco Santander (Brasil) S.A. to DTVM in 2000, 2001 and the first two months of 2002. The two entities appealed the infringement notices to CARF, with DTVM obtaining a favorable decision and Banco Santander (Brasil) S.A. an unfavorable decision. Both decisions were appealed by the losing parties at the High Chamber of CARF, and unfavorable decisions were received by Banco Santander (Brasil) S.A. and DTVM on June 12 and 19, 2015, respectively. Both cases were appealed at court in a single proceeding and a provision was recognized for the estimated loss.

-      In December 2010, the Brazilian tax authorities issued an infringement notice against Santander Seguros S.A. (Brazil), current Zurich Santander Brasil Seguros e Previdência S.A., as the successor by merger to ABN AMRO Brazil Dois Participações, S.A., in relation to income tax (IRPJ and CSLL) for 2005. The tax authorities questioned the tax treatment applied to a sale of shares of Real Seguros, S.A. made in that year. The bank filed an appeal for reconsideration against this infringement notice and subsequently appealed before the CARF, whose resolution partly in favor has been appealed by the Unión Federal and Zurich Santander Brasil Seguros e Previdência S.A. As the former parent of Santander Seguros S.A. (Brasil), Banco Santander (Brasil) S.A. is liable in the event of any adverse outcome of this proceeding. No provision was recognized in connection with this proceeding as it was considered to be a contingent liability.

-      In June 2013, the Brazilian tax authorities issued an infringement order against Banco Santander (Brasil) SA as the party responsible for the capital gains tax allegedly obtained in Brazil by the non-resident entity in Brazil, Sterrebeeck BV, on the occasion of the operation of ‘incorporation of ações’ carried out in August 2008. As a result of the aforementioned operation, Banco Santander (Brasil) SA acquired all the shares of Banco ABN AMRO Real SA and ABN AMRO Brasil Dois Participações SA through the delivery to the shareholders of these newly issued share entities of Banco Santander (Brasil) SA, issued in a capital increase carried out for this purpose. The Brazilian tax authorities took the view that in the aforementioned transaction Sterrebeeck B.V. obtained income subject to tax in Brazil consisting of the difference between the issue value of the shares of Banco Santander (Brasil) S.A. that were received and the acquisition cost of the shares delivered in the exchange. After the appeal for reconsideration lodged at the Federal Tax Office was dismissed by the Delegacia da Receita Federal, the Group, in December 2014, appealed the infringement notice to CARF, which, in March 2018, in a split decision settled by the casting vote of the Chairman, has dismissed the appeal filed by the Group. This decision will be subject to clarification action and further appeal at the CARF. Based on the advice of its external legal counsel, the Group considers that the stance taken by the Brazilian tax authorities is incorrect and that there are sound defenses on which to appeal the infringement notice. Accordingly, the risk of incurring a loss is remote. Consequently, the Group has not recognized any provisions in connection with these proceedings because this matter should not affect the interim financial statements.

-      In November 2014 the Brazilian tax authorities issued an infringement notice against Banco Santander (Brasil) S.A. in relation to income tax (IRPJ and CSLL) for 2009 questioning the tax-deductibility of the amortization of the goodwill of Banco ABN AMRO Real S.A. performed prior to the absorption of this bank by Banco Santander (Brasil) S.A., but accepting the amortization performed after the merger. On the advice of its external legal counsel, Banco Santander (Brasil) S.A. lodged an appeal of this decision at the Federal Tax Office and obtained a favorable decision in July 2015. Such decision was appealed by the Brazilian tax authorities before the CARF, which ruled in their favor. Consequently, in November 2016 the Bank lodged an appeal before the Higher Chamber of Tax Appeals. No provision was recognized in connection with this proceeding as it was considered to be a contingent liability.

-      Banco Santander (Brasil) S.A. has also appealed infringement notices issued by the tax authorities questioning the tax deductibility of the amortization of the goodwill arising on the acquisition of Banco Comercial e de Investimento Sudameris S.A. No provision was recognized in connection with this matter as it was considered to be a contingent liability.

-      Banco Santander (Brazil) S.A. and other companies of the Group in Brazil are undergoing administrative and judicial procedures against Brazilian tax authorities for not admitting tax compensation with credits derived from other tax matters, not having registered a provision for such amount since it is considered to be a contingent liability.

-      Legal action brought by Sovereign Bancorp, Inc. (currently Santander Holdings USA, Inc.) claiming its right to take a foreign tax credit for taxes paid outside the United States in fiscal years 2003 to 2005 in connection with a Trust created by Santander Holdings USA, Inc. in relation to financing transactions carried out with an international bank. Santander Holdings USA, Inc. considered that, in accordance with applicable tax legislation, it was entitled to recognize the aforementioned tax credits as well as the related issuance and financing costs. In addition, if the final outcome of this legal action were to be favorable to Santander Holdings USA, Inc., the amounts paid by the entity in relation to this matter with respect to 2006 and 2007 would have to be refunded. On November 13, 2015, the District Court Judge ruled in favor of Santander Holdings USA, Inc., ordering the amounts paid over with respect to 2003 to 2005 to be refunded. The US Government appealed the decision at the US Court of Appeals for the First Circuit and, on December 16, 2016, such Court reversed the District Court’s decision as to the economic substance of the Trust transaction and the foreign tax credits claimed for the Trust transaction, and remanded the case to the District Court for its ruling over certain matters pending resolution, including the refund claim and the justification of sanctions. On March 16, 2017, Santander Holdings USA, Inc. filed a petition with the U.S. Supreme Court to hear its appeal of the First Circuit Court’s decision and on June 26, 2017, the U.S. Supreme Court denied Santander Holdings USA, Inc.’s petition to hear its appeal and referred the case to the District Court as ordered by the U.S. Court of Appeals for the First Circuit. On July 17, 2018, the District Court ruled against Banco Santander. Feasible appeals against this decision are being considered. The estimated loss relating to this litigation is provided for.

-      In 2007, the European Commission opened an investigation into illegal state aid to the Kingdom of Spain in connection with Article 12.5 of the former Consolidated Text of the Corporate Tax Law. The Commission issued the Decision 2011/5/CE of October 28, 2009, on acquisitions of subsidiaries resident in the EU, as well as the decision 2011/282/UE of January 12, 2011, on the acquisition of subsidiaries not resident in the EU, ruling that the deduction regulated pursuant to Article 12.5 constituted illegal State aid. These decisions were subject to appeal by Banco Santander and other companies before the European Union General Court. In November 2014, the General Court delivered judgment annulling the prior decisions, and that judgment was appealed before the European Court of Justice by the Commission. In December 2016, the European Court of Justice delivered judgment setting aside the appeal and remanded the file to the General Court, which shall deliver a new judgment assessing the other annulment pleas raised by the petitioners, which, in turn, may be subject to an appeal before the Court of Justice. The Group, in accordance with the advice from its external lawyers, has not recognized provisions for these suits since they are considered to be a contingent liability.

At the date of approval of these interim financial statements, certain other less significant tax-related proceedings were also in progress.

ii. Non-tax-related proceedings

At June 30, 2018, the main non-tax-related proceedings concerning the Group were as follows:

-    Compensation to customers (customer remediation): claims associated with the sale of certain financial products (mainly payment protection insurance - PPI) by Santander UK to its customers.

As of June 30, 2018, the provision relating to this amount to 301 million British pounds (EUR 340 million) and 356 million British pounds (EUR 401 million) as of December 31, 2017. The provision registered is deemed appropriate given the current situation. This provision will be subject to continuous review on the basis of the amount of claims received and the inquiry raised by the FCA on July 4, 2018 (CP 18/18: Guidance on regular premium PPI complaints and recurring non-disclosure of commission).

-    Delforca: This dispute arose from equity swaps entered into by Gaesco (now Delforca 2008, S.A.) on shares of Inmobiliaria Colonial, S.A. An initial arbitration ruled in favor of the Bank, but this ruling was anulled due to issues regarding the president of the tribunal and one of the items of evidence presented by Delforca. Faced with a second arbitration initiated by the Bank, and after the latter had obtained a preventive attachment in its favor (currently waived), Delforca declared bankruptcy. Prior to this, Delforca and its parent, Mobiliaria Monesa, S.A., launched other lawsuits claiming damages due to the Bank’s actions before civil courts in Madrid, which were later dropped, and in Santander, currently stayed due to preliminary civil rulings.

During the insolvency proceeding, Barcelona Commercial court no. 10 ordered the stay of the arbitration proceeding, the termination of the arbitration agreement, the lack of recognition of the contingent claim and a breach by the Bank, and dismissed the Bank’s request to conclude the proceeding due to the non-existence of insolvency. Following the appeals filed by the Bank, the Barcelona Provincial Appellate Court revoked all these decisions, except the decision to reject the conclusion of the proceeding. Such decision reinitiated the arbitration process, in which the Partial Award was issued and which rejected the procedural exceptions raised by Delforca. Delforca appealed the decisions rejecting the resolution of the arbitration agreement and the recognition of the contingent claim in favor of the Bank. Furthermore, Delforca and its parent have requested from the judge of the insolvency case the repayment of the security deposit executed by the Bank to settle the swaps, given that these were ongoing processes. On May 18, 2018, an award was issued which fully upheld the Bank’s claim amounting to EUR 66 million. On July 26, 2018, the Supreme Court of Madrid has rejected the Partial Award estimating the procedural exceptions raised by Delforca. The Bank has not recognized any provisions connected to this case.

-Former employees of Banco do Estado de São Paulo S.A., Santander Banespa, Cia. de Arrendamiento Mercantil: a claim was filed in 1998 by the association of retired Banespa employees (AFABESP) on behalf of its members, requesting the payment of a half-yearly bonus initially set out in the entity’s Bylaws in the event that the entity obtained a profit and that the distribution of this profit was approved by the Board of Directors.  The bonus was not paid in 1994 and 1995 since the bank did not make a profit and partial payments were made from 1996 to 2000, as agreed by the Board of Directors, and the relevant clause in the Bylaws was eliminated in 2001. The Regional Employment Court ordered the bank to pay this half-yearly bonus in September 2005, and the bank filed an appeal against the decision at the High Employment Court (“TST”) and, subsequently, at the Federal Supreme Court (“STF”). The TST confirmed the judgment against the bank, whereas the STF rejected the extraordinary appeal filed by the bank in a decision adopted by only one of the Court members, thereby also upholding the order issued to the bank. This decision was appealed by the bank and the association. Only the appeal lodged by the bank has been given leave to proceed and will be decided upon by the STF in a plenary session. The STF recently handed down a decision on a matter relating to a third party that upholds one of the main arguments put forward by the Bank. The Bank has not recognized any provisions connected to this case.

-‘Planos económicos’: Like the rest of the banking system, Santander Brazil has been the subject of claims from customers, mostly depositors, and of civil class action lawsuits, arising from a series of legislative changes relating to the calculation of inflation (‘planos económicos’). The claimants considered that their vested rights had been impaired due to the immediate application of these adjustments. In April 2010, the High Court of Justice (STJ) set the limitation period for these class actions at five years, as claimed by the banks, rather than 20 years, as sought by the claimants, which will probably significantly reduce the number of actions brought and the amounts claimed connected with this. As regards the substance of the matter, the decisions issued to date have been adverse for the banks, although two proceedings have been brought at the STJ and the Federal Supreme Court (STF) which are expected to be definitively settled out of court. In August 2010, the STJ handed down a decision finding for the plaintiffs in terms of substance, but excluding one of the “planos” from the claim, thereby reducing the amount thereof, and once again confirming the five-year statute-of-limitations period. Shortly thereafter, the STF issued an injunctive relief order whereby the proceedings in progress were stayed until this court issues a final decision on the matter. Various appeals to the STF are currently being considered in which various matters relating to this case are discussed.

At the end of 2017, the Advocacia Geral da União (AGU), Bacen, Instituto de Defesa do Consumidor (Idec), the Frente Brasileira dos Poupadores (Febrapo) and Federação Brasileira dos Bancos (Febraban) signed an agreement with the aim of terminating the judicial disputes related to economic situation. Discussions have focused on specifying the amount to be paid to each affected customer according to the balance in their notebook at the time of the Plan. Finally, the total value of the payments will depend on the amount of endorsements that there have been and the number of savers who have showed the existence of the account and its balance on the date on which the indices were changed. The terms of the agreement signed by the parties have already been determined by the Supreme Federal Court (STF), with which the final word on the viability of the agreement lies. Provisions registered in order to hedge risks that may derive from the “economic plans”, including those derived from the determination of the agreement pending approval by the STF, are deemed sufficient.

-The intervention, on the grounds of alleged fraud, of Bernard L. Madoff Investment Securities LLC (“Madoff Securities”) by the US Securities and Exchange Commission (“SEC”) took place in December 2008. The exposure of customers of the Group through the Optimal Strategic US Equity (“Optimal Strategic”) subfund was EUR  2,330 million, of which EUR 2,010 million related to institutional investors and international private banking customers, and the remaining EUR 320 million made up the investment portfolios of the Group’s private banking customers in Spain, who were qualifying investors.

At the date of these interim financial statements, certain claims exist against components of the Group in relation to this matter. The Group considers that it behaved at all times with due diligence and that the sale of these products was always transparent and in line with applicable regulations and procedures. Accordingly, the risk of loss is considered to be remote or immaterial.

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In April 2016, the Competition Directorate of the Spanish “Comisión Nacional de los Mercados y la Competencia” (CNMC) commenced an administrative investigation on several financial entities, including Banco Santander in relation to possible collusive practices or price-fixing agreements, as well as exchange of commercially sensitive information in relation to financial derivative instruments used as hedge against interest rate risk for syndicated loans. In accordance with the Competition Directorate this conduct could constitute a breach of Article 1 of Competition Directorate Law 15/2007, of July 3, as well as article 101 of Treaty on the Functioning of the European Union (TFEU). On February 13, 2018, the CNMC published its decision, by which it fined Santander, Sabadell, BBVA and Caixabank EUR 91 million (EUR 23.9 million for Santander) for offering interest rate derivatives in breach of Article 1 of the Spanish Act 15/2007 on Defense of Competition and 101 of the Treaty of Functioning of the European Union (Case S/DC/0579/16 Derivados Financieros). According to the CNMC, there is evidence that there was coordination between the hedging banks/lenders to coordinate the price of the derivatives and offer clients, in each case, a price different from the “market price”. This decision has been appealed before the Spanish National Court.

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Floor clauses: as a consequence of the acquisition of Banco Popular Español S.A., the Group is exposed to material transactions with floor clauses. The so-called "floor clauses" or minimum clauses are those under which the borrower accepts a minimum interest rate to be paid to the lender, regardless of the applicable reference interest rate. Banco Popular Español S.A., includes "floor clauses" in certain asset transactions with customers. In relation to this type of clauses, Banco Popular's situation is described below:

On December 21, 2016, the Court of Justice of the European Union declared contrary to European Union law the doctrine established by the Judgment of the 1st Chamber of the Supreme Court of May 9, 2013, pursuant to which it limited the retroactive effect of the nullity of the floor clauses, so that only the amounts collected in application of these clauses were returned as of May 9, 2013. Subsequently, the Judgment of the 1st Chamber of the Supreme Court of February 24, 2017, resolving an appeal by another entity, adapted its jurisprudence on the matter to the Judgment of the Court of Justice of the European Union of December 21, 2016 and, in particular, considered that its ruling of May 9 of 2013, issued within the framework of a collective action, did not cause a res judicata effect with respect to the individual claims that could be raised by consumers in this regard.

These legal rulings and the social impact of the floor clauses led the Spanish government to establish, through Spanish Royal Decree-Law 1/2017, of January 20, urgent measures to protect consumers against floor clauses, a voluntary and extrajudicial process whereby consumers who consider themselves affected by the potential nullity of a floor clause can claim reimbursement. This ruling establishes an extrajudicial channel for conflict resolution but adds nothing that affects the criteria describing the validity of the clauses.

In 2015 and 2016, Banco Popular made extraordinary provisions that, following the Judgment of the European Union's Court of Justice on December 21, 2016, were updated in order to cover the effect of the potential return of the excess interest charged for the application of the floor clauses between the contract date of the corresponding mortgage loans and May 2013. As of June 30, 2018, the amount of the Group's provisions in relation to this matter had increased to EUR 144 million. For this matter, after the purchase of Banco Popular, EUR 317 million provisions have been used by the Group mainly for refunds as a result of the extrajudicial process mentioned above.

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Other matters: taking into account the declaration of resolution of Banco Popular, the amortization and conversion of its capital instruments and the subsequent transferring to Banco Santander the shares resulting from the aforementioned conversion in exercise of the resolution instrument for the sale of the business of the entity, all under the rules of the single resolution framework in Spain, is unprecedented in Spain or in any other Member State of the European Union. Appeals have been filed against the decision of the Single Resolution Board and against the decision of the FROB agreed upon in execution of the decision of the Single Resolution Board, and claims have also been made against Banco Popular Español, SA, Banco Santander and other Santander Group entities derived from or related to the acquisition of Banco Popular. Since the acquisition of Banco Popular by Banco Santander, various investors, advisers or financial operators have announced their intention to analyze and, as the case may be, confirmed, the filing of claims of various kinds in relation to the aforementioned acquisition. Regarding possible remedies or claims, it is not possible to anticipate all the specific claims that would be asserted, nor their economic implications (particularly when it is possible that potential claims may not quantify their claims, claim new legal interpretations, or involve a very high number of components).

In this context, it must be considered that the outcome of court proceedings is uncertain, particularly in the case of claims for indeterminate amounts, those based on legal issues for which there are no precedents, those that affect a large number of parties or those at a very preliminary stage.

The Bank and the other Group companies are subject to claims and, therefore, are party to certain legal proceedings incidental to the normal course of their business including those in connection with lending activities, relationships with employees and other commercial or tax matters.

With the information available to it, the Group considers that, at June 30, 2018, it had reliably estimated the obligations associated with each proceeding and had recognized, where necessary, sufficient provisions to cover reasonably any liabilities that may arise as a result of these tax and legal situations. It also believes that any liability arising from such claims and proceedings will not have, overall, a material adverse effect on the Group’s business, financial position or results of operations.